UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

SENTIENT BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34861	86-3765910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N Gould Street, Suite 61963

Sheridan, Wyoming 82801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 202-2897

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 14, 2026, Sentient Brands Holdings Inc. (the “Company”), together with certain investor parties (collectively with the Company, the “Plaintiff Parties”), entered into a confidential Settlement and Voluntary Share-Surrender Agreement (the “Agreement”) with a former securityholder of the Company, solely in such person’s individual capacity (the “Settling Individual”), and certain entities controlled by the Settling Individual (the “Surrendering Entities”). The Agreement was entered into in furtherance of the Company’s previously announced “Compliance and Restitution” initiative and resolves disputed matters concerning the Company, its securities, certain historical transactions, and related claims, solely as between the Plaintiff Parties and the Settling Individual, without releasing any claim against any other person or entity.

Pursuant to the Agreement, the Surrendering Entities voluntarily, irrevocably, and without any monetary payment by the Company, assigned and surrendered to the Company for cancellation an aggregate of 598,200 issued and outstanding post-reverse-split restricted shares of the Company’s common stock (approximately 17,946,000 pre-reverse-split shares) held of record by the Surrendering Entities, together with all additional shares of the Company’s common stock beneficially owned or controlled by the Settling Individual or the Surrendering Entities, including any shares held through a broker, bank, custodian, nominee, depository, or other street-name arrangement. Upon completion of the closing under the Agreement, which is subject to customary conditions, including written confirmation by the Company’s transfer agent that all surrendered shares have been cancelled and retired, the surrendered shares will be restored to the status of authorized but unissued shares of the Company in accordance with Nevada law, and the Company intends that the cancelled shares not be reissued.

As an express condition to the closing, a contemporaneous membership surrender and cancellation instrument (the “Membership Instrument”) provides for the voluntary surrender and cancellation, without payment, of one Surrendering Entity’s entire membership, economic, voting, distribution, information, consent, and other interests in an investor entity affiliated with the Plaintiff Parties that is a holder of notes issued by the Company (the “Note Holder”). Upon the effectiveness of the Membership Instrument at the closing, and confirmation through delivery of the Note Holder’s updated certified membership ledger, neither the Settling Individual nor any Surrendering Entity will retain any direct or indirect membership, economic, or governance interest in the Note Holder. The Membership Instrument does not cancel, reduce, recharacterize, or discharge any indebtedness owed by the Company to the Note Holder, and does not transfer, cancel, or restrict any security of the Company registered to the Note Holder, all of which remain outstanding in accordance with their terms.

Effective only upon the closing date, the Plaintiff Parties will grant the Settling Individual an individual release limited to the Settling Individual; no other person or entity is released, discharged, or granted any defense, credit, contribution right, indemnity, setoff, or other benefit under the Agreement, and all claims against every person or entity other than the Settling Individual are expressly preserved. The Agreement contains no monetary settlement consideration paid by the Company or to the Plaintiff Parties, and following the closing the parties intend a clean separation, with no continuing cooperation or communication obligations except for limited ministerial matters relating to the completion of the share cancellation.

The Agreement is a compromise of disputed matters and does not constitute an admission of liability, wrongdoing, ownership, control, damages, or the validity or invalidity of any claim or defense by any person or entity. The Agreement is governed by New York law, except that the Company’s internal corporate acts and the retirement and treatment of its shares are governed by Nevada law. The parties have agreed to keep the Agreement and its terms confidential, except as reasonably necessary to effect the closing, make legally required corporate or securities disclosures, enforce the Agreement, respond to legal process, communicate with a governmental or self-regulatory authority, or comply with law.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the anticipated closing of the transactions contemplated by the Agreement, the cancellation and retirement of the surrendered shares, the effectiveness of the releases described above, and the Company’s Compliance and Restitution initiative. Forward-looking statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including, among others: the satisfaction of the closing conditions under the Agreement, including confirmation of the share cancellation by the Company’s transfer agent; uncertainties inherent in litigation and dispute resolution; the Company’s ability to obtain restitution or recover assets in connection with its Compliance and Restitution initiative; the conduct and cooperation of third parties; the costs of pursuing available remedies; and general economic and market conditions. The Company undertakes no obligation to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026	SENTIENT BRANDS HOLDINGS INC.

	By:	/s/ Serge Knazev
	Name:	Serge Knazev
	Title:	President, Chief Operating Officer and Acting Principal Executive Officer